                         ATLANTIC WHITEHALL FUNDS TRUST


                   Atlantic Whitehall Growth and Income Fund

                        Supplement dated April 24, 2003
                     to the Prospectus dated April 1, 2003


       On April 24, 2003, the Board of Trustees of Atlantic Whitehall Funds Trust approved the name change of the "Atlantic Whitehall Growth and Income Fund" to the "Atlantic Whitehall Balanced Fund" to more accurately reflect the current investment focus of the Fund. The Fund's investment objective and principal investment strategies have not changed.